Schedule of Investments (unaudited)
November 30, 2025
 Putnam Focused Large Cap Value ETF
(Percentages shown based on Fund net assets)
Security	Shares	Value
Common Stocks — 97.4%
Communication Services — 5.5%
Interactive Media & Services — 3.7%
Alphabet Inc., Class A Shares	708,975	$226,999,615
Media — 0.5%
Charter Communications Inc., Class A Shares	147,229	29,463,467 *
Wireless Telecommunication Services — 1.3%
T-Mobile US Inc.	369,153	77,156,669

Total Communication Services		333,619,751
Consumer Discretionary — 10.0%
Automobiles — 2.4%
General Motors Co.	1,984,251	145,882,133
Broadline Retail — 2.8%
Amazon.com Inc.	708,508	165,238,236 *
Hotels, Restaurants & Leisure — 2.8%
Hilton Worldwide Holdings Inc.	588,465	167,730,179
Household Durables — 2.0%
PulteGroup Inc.	956,312	121,633,323

Total Consumer Discretionary		600,483,871
Consumer Staples — 10.6%
Beverages — 2.9%
Coca-Cola Co.	2,359,677	172,539,582
Consumer Staples Distribution & Retail — 5.1%
BJ’s Wholesale Club Holdings Inc.	767,663	68,498,570 *
Walmart Inc.	2,140,320	236,526,763
Total Consumer Staples Distribution & Retail		305,025,333
Tobacco — 2.6%
Philip Morris International Inc.	1,007,685	158,690,234

Total Consumer Staples		636,255,149
Energy — 6.4%
Oil, Gas & Consumable Fuels — 6.4%
ConocoPhillips	1,105,063	98,008,037
Exxon Mobil Corp.	1,693,231	196,279,338
Valero Energy Corp.	515,685	91,152,481

Total Energy		385,439,856
Financials — 19.2%
Banks — 7.0%
Bank of America Corp.	3,302,246	177,165,498
Citigroup Inc.	2,361,374	244,638,346
Total Banks		421,803,844
Capital Markets — 5.5%
Blackrock Inc.	75,826	79,412,570
Charles Schwab Corp.	1,493,455	138,488,082
Goldman Sachs Group Inc.	135,267	111,735,953
Total Capital Markets		329,636,605
Consumer Finance — 2.5%
Capital One Financial Corp.	698,662	153,055,884
See Notes to Schedule of Investments.

Putnam Focused Large Cap Value ETF 2025 Quarterly Report

Schedule of Investments (unaudited) (cont’d)
November 30, 2025
 Putnam Focused Large Cap Value ETF
(Percentages shown based on Fund net assets)
Security	Shares	Value

Financial Services — 1.5%
Apollo Global Management Inc.	675,720	$89,093,682
Insurance — 2.7%
American International Group Inc.	2,121,010	161,536,122

Total Financials		1,155,126,137
Health Care — 14.2%
Biotechnology — 1.8%
Regeneron Pharmaceuticals Inc.	142,073	110,843,934
Health Care Providers & Services — 4.8%
McKesson Corp.	220,903	194,642,051
UnitedHealth Group Inc.	285,380	94,109,763
Total Health Care Providers & Services		288,751,814
Life Sciences Tools & Services — 2.9%
Thermo Fisher Scientific Inc.	293,434	173,369,610
Pharmaceuticals — 4.7%
AstraZeneca PLC, ADR	1,327,052	123,044,262
Novo Nordisk A/S, ADR	1,220,428	60,228,122
Sanofi SA, ADR	1,950,514	97,291,638
Total Pharmaceuticals		280,564,022

Total Health Care		853,529,380
Industrials — 10.8%
Aerospace & Defense — 2.0%
Northrop Grumman Corp.	213,458	122,151,340
Air Freight & Logistics — 2.0%
FedEx Corp.	441,628	121,748,007
Building Products — 1.9%
Johnson Controls International PLC	997,350	116,001,779
Machinery — 1.5%
Ingersoll Rand Inc.	1,105,301	88,799,882
Passenger Airlines — 2.4%
Southwest Airlines Co.	4,072,586	141,766,719
Trading Companies & Distributors — 1.0%
United Rentals Inc.	73,747	60,117,079

Total Industrials		650,584,806
Information Technology — 10.0%
Communications Equipment — 3.7%
Cisco Systems Inc.	2,911,832	224,036,354
Semiconductors & Semiconductor Equipment — 1.4%
QUALCOMM Inc.	515,593	86,666,027
Software — 2.9%
Microsoft Corp.	355,195	174,759,492
Technology Hardware, Storage & Peripherals — 2.0%
Seagate Technology Holdings PLC	422,723	116,963,227

Total Information Technology		602,425,100
Materials — 3.6%
Chemicals — 1.6%
Corteva Inc.	1,420,673	95,852,808
See Notes to Schedule of Investments.

Putnam Focused Large Cap Value ETF 2025 Quarterly Report

 Putnam Focused Large Cap Value ETF
(Percentages shown based on Fund net assets)
Security		Shares	Value

Metals & Mining — 2.0%
Freeport-McMoRan Inc.		2,871,788	$123,429,448

Total Materials			219,282,256
Real Estate — 2.0%
Industrial REITs — 2.0%
Prologis Inc.		941,085	120,957,655

Utilities — 5.1%
Electric Utilities — 5.1%
NextEra Energy Inc.		1,526,003	131,678,799
NRG Energy Inc.		420,007	71,186,986
PPL Corp.		2,742,098	101,183,416

Total Utilities			304,049,201
Total Investments before Short-Term Investments (Cost — $5,185,265,317)			5,861,753,162
	Rate
Short-Term Investments — 2.5%
Putnam Government Money Market Fund, Class P Shares (Cost — $153,108,070)	3.780%	153,108,070	153,108,070 (a)(b)
Total Investments — 99.9% (Cost — $5,338,373,387)			6,014,861,232
Other Assets in Excess of Liabilities — 0.1%			3,557,537
Total Net Assets — 100.0%			$6,018,418,769

*	Non-income producing security.
(a)	Rate shown is one-day yield as of the end of the reporting period.
(b)
In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At November 30, 2025, the total market value of investments in Affiliated Companies was $153,108,070 and the cost was $153,108,070 (Note 2).

Abbreviation(s) used in this schedule:
ADR	—	American Depositary Receipts
This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule. Other information regarding the Fund is available in the Fund’s most recent annual or semi-annual shareholder report.
See Notes to Schedule of Investments.

Putnam Focused Large Cap Value ETF 2025 Quarterly Report

Notes to Schedule of Investments (unaudited)
1. Organization and significant accounting policies
Putnam Focused Large Cap Value ETF (the “Fund”) is a separate non-diversified investment series of Putnam ETF Trust (the “Trust”). The Trust, a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is currently operating as a diversified Fund. In the future, the Fund may operate as a non-diversified Fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the Fund could operate as a non-diversified Fund.
The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
Shares of the Fund are listed and traded at market prices on NYSE Arca, Inc. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units are created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash). Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.
The Fund seeks capital growth and current income.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946.
(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees (the “Board”).
Pursuant to policies adopted by the Board, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it

Putnam Focused Large Cap Value ETF 2025 Quarterly Report

deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board quarterly.
The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
Level 1 — unadjusted quoted prices in active markets for identical investments
•
Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$5,861,753,162	—	—	$5,861,753,162
Short-Term Investments†	153,108,070	—	—	153,108,070
Total Investments	$6,014,861,232	—	—	$6,014,861,232

†	See Schedule of Investments for additional detailed categorizations.
2. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended November 30, 2025. The following transactions were effected in such company for the period ended November 30, 2025.

	Affiliate Value at August 31, 2025	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Putnam Government Money Market Fund, Class P Shares	$95,653,031	$146,233,999	146,233,999	$88,778,960	88,778,960

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at November 30, 2025
Putnam Government Money Market Fund, Class P Shares	—	$1,145,737	—	$153,108,070

Putnam Focused Large Cap Value ETF 2025 Quarterly Report